UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 12, 2006


                               SERVOTRONICS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      1-07109                        16-0837866
        --------                      -------                        ----------
(State or Other Jurisdiction    (Commission File Number)          (IRS Employer
    of Incorporation)                                        Identification No.)

                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  716-655-5990
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
---  Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
---  Exchange Act (17 CFR 240.13e-4(c))

                                Page 1 of 3 Pages

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2006 Servotronics, Inc. issued a press release announcing its financial results for the period ended March 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Servotronics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1     Servotronics, Inc. Press Release issued on May 12, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 15, 2006

                                            SERVOTRONICS, INC.



                                            By: /s/ Cari L. Jaroslawsky
                                                -------------------------------
                                                    Cari L. Jaroslawsky
                                                    Chief Financial Officer

                                Page 2 of 3 Pages

                                  Exhibit Index

Exhibit No.         Description
-----------         -----------

99.1                Servotronics, Inc. Press Release issued on May 12, 2006.




                                Page 3 of 3 Pages